Schedule of Investments(a)
July 31, 2021
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–91.69%
Integrated Oil & Gas–39.27%
BP PLC, ADR (United Kingdom)	327,136	$7,910,149
Cenovus Energy, Inc. (Canada)	1,302,388	10,867,152
Chevron Corp.	203,137	20,681,378
Equinor ASA (Norway)	562,247	10,999,182
Exxon Mobil Corp.	472,307	27,190,714
Royal Dutch Shell PLC, Class A, ADR (United Kingdom)	264,499	10,743,950
Suncor Energy, Inc. (Canada)	489,619	9,638,540
TotalEnergies SE (France)	301,911	13,164,964
		111,196,029
Oil & Gas Drilling–2.05%
Helmerich & Payne, Inc.	202,369	5,801,919
Oil & Gas Equipment & Services–4.07%
Baker Hughes Co., Class A	228,343	4,850,005
Tenaris S.A., ADR	326,591	6,675,520
		11,525,525
Oil & Gas Exploration & Production–34.25%
APA Corp.	534,465	10,021,219
Cabot Oil & Gas Corp.	244,467	3,911,472
Canadian Natural Resources Ltd. (Canada)	272,174	8,981,567
ConocoPhillips	365,339	20,480,904
Devon Energy Corp.	523,015	13,514,708
Diamondback Energy, Inc.	111,644	8,611,102
Hess Corp.	83,518	6,384,116
Marathon Oil Corp.	1,069,037	12,390,139
Pioneer Natural Resources Co.	87,330	12,695,162
		96,990,389
Shares		Value
Oil & Gas Refining & Marketing–5.77%
Phillips 66	107,281	$7,877,644
Valero Energy Corp.	126,259	8,455,565
		16,333,209
Oil & Gas Storage & Transportation–6.28%
Cheniere Energy, Inc.(b)	135,065	11,471,070
Plains All American Pipeline L.P.	632,250	6,328,823
		17,799,893
Total Common Stocks & Other Equity Interests (Cost $288,270,522)		259,646,964

Exchange-Traded Funds–4.66%
Energy Select Sector SPDR Fund (Cost $ 13,345,060)	267,000	13,187,130
Money Market Funds–5.42%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	5,429,947	5,429,947
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(c)(d)	3,713,823	3,715,309
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	6,205,654	6,205,654
Total Money Market Funds (Cost $15,350,910)		15,350,910
TOTAL INVESTMENTS IN SECURITIES–101.77% (Cost $316,966,492)		288,185,004
OTHER ASSETS LESS LIABILITIES—(1.77)%		(5,001,416)
NET ASSETS–100.00%		$283,183,588

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended July 31, 2021.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value July 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,040,878	$6,834,220	$(4,445,151)	$-	$-	$5,429,947	$247
Invesco Liquid Assets Portfolio, Institutional Class	2,103,377	4,787,040	(3,175,108)	-	-	3,715,309	67
Invesco Treasury Portfolio, Institutional Class	3,475,289	7,810,537	(5,080,172)	-	-	6,205,654	110
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	11,317,444	(11,317,444)	-	-	-	61*
Invesco Private Prime Fund	-	26,382,751	(26,382,751)	-	-	-	905*
Total	$8,619,544	$57,131,992	$(50,400,626)	$-	$-	$15,350,910	$1,390

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

(d)	The rate shown is the 7-day SEC standardized yield as of July 31, 2021.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2021
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$235,482,818	$24,164,146	$—	$259,646,964
Exchange-Traded Funds	13,187,130	—	—	13,187,130
Money Market Funds	15,350,910	—	—	15,350,910
Total Investments	$264,020,858	$24,164,146	$—	$288,185,004
Invesco Energy Fund